UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 24, 2010

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Global RSU Agreement Adoption

On September 24, 2010, the Compensation Committee of the Board of Directors of Microchip Technology Incorporated (the “Company”) adopted amended and restated forms of Notice of Grant and Restricted Stock Unit Agreement under the Company’s 2004 Equity Incentive Plan for use in the U.S. and in most other countries in which the Company grants restricted stock units to its employees and employees of its subsidiaries (the “Global RSU Agreement”).

The Global RSU Agreement is similar to its predecessor form, except that it has been updated to comply with changing international legal requirements and, in certain cases, to qualify for special favorable tax regimes.

The foregoing description is qualified in its entirety by the form of Global RSU Agreement, which is attached as an exhibit hereto.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Global RSU Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2010	Microchip Technology Incorporated (Registrant)

By: /s/ Eric J. Bjornholt
Eric J. Bjornholt Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBITS

10.1	Form of Global RSU Agreement